HARBOR FUND

          Supplement to Prospectus dated March 1, 1999


Effective January 4, 2000, Fischer Francis Trees & Watts, Inc.
announced a change in portfolio managers for Harbor Short
Duration Fund and Harbor Money Market Fund from Stewart Russell to David Marmon.

Under the Risk/Return Summary for Harbor Short Duration Fund on page 16 of the Prospectus, replace the portfolio manager information with the following:

     David Marmon
     Fischer Francis Trees & Watts, Inc.
     200 Park Avenue
     New York, NY  10166

     FFTW has been the fund's subadviser since it started in 1992.

     David Marmon has managed the Fund since January 4, 2000. He has been a managing director of FFTW since 1996 and prior to that was a portfolio manager at FFTW. Before that he was with Yamaichi International (America) as head of futures and options research.

Under the Risk/Return Summary for Harbor Money Market Fund on page 18 of the Prospectus, replace the portfolio manager information with the following:

     David Marmon
     Fischer Francis Trees & Watts, Inc.
     200 Park Avenue
     New York, NY  10166

     FFTW has been the fund's subadviser since it started in 1987.

     David Marmon has managed the Fund since January 4, 2000. He has been a managing director of FFTW since 1996 and prior to that was a portfolio manager at FFTW. Before that he was with Yamaichi International (America) as head of futures and options research.

On page 23, under The Adviser and Subadvisers, Harbor Fixed Income Funds, Short Duration Fund and Money Market Fund delete all references to Stewart Russell and replace with David Marmon. Delete the reference to manger since 1994 and 1998 and insert 2000. Delete the current business experience shown for Stewart Russell and replace with the following business experience for David Marmon:

     "Managing Director (since 1996) and Portfolio Manager (1990-
     1996), FFTW."



Effective January 4, 2000